SCHEDULE 14A INFORMATION

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Lennar Corporation

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts!
LENNAR CORPORATION 2022 Annual Meeting Vote by April 11, 2022 11:59 PM ET. For shares held in a Plan, vote by April 7, 2022 11:59 PM ET.

LENNAR CORPORATION ATTN: LEGAL DEPARTMENT 700 N.W. 107TH AVENUE MIAMI, FL 33172

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You invested in LENNAR CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 12, 2022.

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to March 29, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Elect eleven directors to serve until the 2023 Annual Meeting of Stockholders. Nominees:
1a.	Amy Banse	For
1b.	Rick Beckwitt	For
1c.	Steven L. Gerard	For
1d.	Tig Gilliam	For
1e.	Sherrill W. Hudson	For
1f.	Jonathan M. Jaffe	For
1g.	Sidney Lapidus	For
1h.	Teri P. McClure	For
1i.	Stuart Miller	For
1j.	Armando Olivera	For
1k.	Jeffrey Sonnenfeld	For
2.	Approval, on an advisory basis, of the compensation of our named executive officers.	For

3.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending November 30, 2022.	For
4.	Approval of the Lennar Corporation 2016 Equity Incentive Plan, as Amended and Restated.	For
5.	Approval of a stockholder proposal to reduce the common stock ownership threshold to call a special meeting.	Against

NOTE: Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

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